Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

Note 7—Income Taxes

Pacific Drilling S.A., a holding company and Luxembourg resident, is subject to Luxembourg corporate income tax and municipal business tax at a combined rate of 27.1% for the year ended December 31, 2017, and 29.2% for the years ended December 31, 2016 and 2015. Qualifying dividend income and capital gains on the sale of qualifying investments in subsidiaries are exempt from Luxembourg corporate income tax and municipal business tax. Consequently, Pacific Drilling S.A. expects dividends from its subsidiaries and capital gains from sales of investments in its subsidiaries to be exempt from Luxembourg corporate income tax and municipal business tax.

Income taxes have been provided based on the laws and rates in effect in the countries in which our operations are conducted or in which our subsidiaries are considered residents for income tax purposes. Our income tax expense or benefit arises from our mix of pretax earnings or losses, respectively, in the international tax jurisdictions in which we operate. Because the countries in which we operate have different statutory tax rates and tax regimes with respect to one another, there is no expected relationship between the provision for income taxes and our income or loss before income taxes.

Income (loss) before income taxes consists of the following:

	Years ended December 31,
	2017	2016	2015
	(in thousands)
Luxembourg	$349	$190,849	$94,558
United States	1,301	3,855	4,812
Other jurisdictions	(513,953)	(209,754)	55,731
Income (loss) before income taxes	$(512,303)	$(15,050)	$155,101

The components of income tax (provision) / benefit consists of the following:

	Years ended December 31,
	2017	2016	2015
	(in thousands)
Current income tax benefit (expense):
Luxembourg	$(2,287)	$53	$(1,107)
United States	(3,202)	(1,874)	(2,347)
Other foreign	35	(4,792)	(15,577)
Total current	$(5,454)	$(6,613)	$(19,031)
Deferred tax benefit (expense):
Luxembourg	$321	$(2,893)	$(2,908)
United States	(6,145)	(448)	(1,071)
Other foreign	(1,585)	(12,153)	(5,861)
Total deferred	$(7,409)	$(15,494)	$(9,840)
Income tax expense	$(12,863)	$(22,107)	$(28,871)

A reconciliation between the Luxembourg statutory rate of 27.1% for the year ended December 31, 2017 and 29.2% for the years ended December 31, 2016 and 2015 and our effective tax rate is as follows:

	Years ended December 31,
	2017	2016	2015
Statutory rate	27.1%	29.2%	29.2%
Effect of tax rates different than the Luxembourg statutory tax rate	(19.2)%	(13.2)%	(22.5)%
Change in valuation allowance	(8.0)%	(85.1)%	10.6%
Changes in unrecognized tax benefits	(0.8)%	(75.9)%	1.9%
Equity based compensation shortfall	(1.2)%	(7.0)%	1.4%
Change in enacted statutory tax rates	(0.5)%	—%	—%
Adjustments related to prior years	0.1%	5.1%	(2.0)%
Effective tax rate	(2.5)%	(146.9)%	18.6%

The components of deferred tax assets and liabilities consists of the following:

	December 31,
	2017	2016
	(in thousands)
Deferred tax assets:
Net operating loss carryforwards	$52,568	$26,190
Depreciation and amortization	35,873	25,109
Accrued payroll expenses	4,595	9,471
Deferred revenue	2,189	5,744
Other	1,119	1,622
Deferred tax assets	96,344	68,136
Less: valuation allowance	(86,495)	(45,766)
Total deferred tax assets	$9,849	$22,370

Deferred tax liabilities:
Depreciation and amortization	$(6,505)	$(7,465)
Deferred expenses	(1,459)	(8,598)
Other	(88)	(1,083)
Total deferred tax liabilities	$(8,052)	$(17,146)

Net deferred tax assets	$1,797	$5,224

As of December 31, 2017 and 2016, the Company had gross deferred tax assets of $52.6 million and $26.2 million, respectively, related to loss carry forwards in various worldwide tax jurisdictions. The majority of the loss carry forwards have no expiration.

A valuation allowance for deferred tax assets is established when it is more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 2017 and 2016, the valuation allowance for deferred tax assets was $86.5 million and $45.8 million, respectively. During the year ended December 31, 2017, the increase in our valuation allowance primarily resulted from net operating losses, for which it is uncertain if a tax benefit will be realized. The newly enacted U.S. tax legislation reduced our net deferred tax assets as of December 31, 2017 by an immaterial amount, and is not expected to have a material impact on our income tax expense in future years.

We consider the earnings of certain of our subsidiaries to be indefinitely reinvested. Accordingly, we have not provided for taxes on these unremitted earnings. Should we make distributions from the unremitted earnings of these subsidiaries, we would be subject to taxes payable in certain jurisdictions. As of December 31, 2017, the amount of indefinitely reinvested earnings was approximately $24.1 million, and if all of these indefinitely reinvested earnings were distributed, we would be subject to estimated taxes of approximately $7.2 million.

We recognize tax benefits from an uncertain tax position only if it is more likely than not that the position will be sustained upon examination by taxing authorities based on the technical merits of the position. The amount recognized is the largest benefit that we believe has greater than a 50% likelihood of being realized upon settlement. As of December 31, 2017, we had $38.9 million of unrecognized tax benefits which were included in other long-term liabilities on our consolidated balance sheets and would impact our consolidated effective tax rate if realized. To the extent we have income tax receivable balances available to utilize against amounts payable for unrecognized tax benefits, we have presented such receivable balances as a reduction to other long-term liabilities on our consolidated balance sheets. A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2017 and 2016 is as follows:

	December 31,
	2017	2016
	(in thousands)
Balance, beginning of year	$34,027	$24,914
Increases in unrecognized tax benefits as a result of tax positions taken during current year	4,833	9,113
Balance, end of year	$38,860	$34,027

As of December 31, 2017 and 2016, accrued interest and penalties totaled $0 and $4.8 million respectively, and were included in other long-term liabilities on our consolidated balance sheets. During the years ended December 31, 2017, 2016 and 2015, we recognized expense of $0,  $2.3 million, and $1.2 million associated with interest and penalties respectively. Interest and penalties are included in income tax expense in our consolidated statements of operations.

The Company is subject to taxation in various U.S., foreign, and state jurisdictions in which it conducts business. Tax years as early as 2011 remain subject to examination. As of December 31, 2017, the Company has ongoing tax audits in Nigeria and Brazil.